UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2015

Glimcher Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

180 East Broad Street

Columbus, Ohio 43215

(614) 621-9000

(Registrant’s address, including zip code, and telephone number, including area code, of principal executive offices)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

A Special Meeting of Shareholders for Glimcher Realty Trust (the “Registrant”) was held on January 12, 2015 (the “Meeting”) in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 16, 2014, by and among the Registrant, Glimcher Properties Limited Partnership, a Delaware limited partnership and a subsidiary of the Registrant, Washington Prime Group Inc., an Indiana corporation (“WPG”), Washington Prime Group, L.P., an Indiana limited partnership and a subsidiary of WPG (“WPG LP”), WPG Subsidiary Holdings I, LLC, a Maryland limited liability company and a wholly-owned subsidiary of WPG LP (“Merger Sub I”), and WPG Subsidiary Holdings II Inc., a Delaware corporation and a wholly-owned subsidiary of Merger Sub I, pursuant to which the Registrant will merge with and into Merger Sub I (the “Merger”), with Merger Sub I surviving the Merger as a direct wholly-owned subsidiary of WPG LP.

At the Meeting the following proposals were submitted to a vote of the holders of the Registrant’s common shares, each of which is described in detail in the definitive proxy statement/prospectus filed by the Registrant with the Securities and Exchange Commission on December 2, 2014, as may be amended or supplemented from time to time. For each of the following proposals, a quorum was present for the purpose of the vote, and a summary of the voting results for each proposal is as follows:

Proposal 1: To approve the Merger and the other transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions
100,285,467	366,743	107,999

Proposal 1 was approved by the Registrant’s shareholders, as the number of votes in favor of Proposal 1 constituted the affirmative vote of at least two-thirds of the outstanding common shares of beneficial interest of the Registrant entitled to vote on such proposal.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to named executive officers of the Registrant in connection with the Merger.

Votes For	Votes Against	Abstentions
50,701,060	47,990,568	2,068,581

Proposal 2 was approved by the Registrant’s shareholders, as the number of votes in favor of Proposal 1 constituted the affirmative vote of a majority of the votes cast on such proposal.

Proposal 3: To adjourn the Meeting, if necessary or appropriate, including to solicit additional proxies if there were not sufficient votes at the time of the Meeting to approve the merger and the other transactions contemplated by the Merger Agreement.

Because there were sufficient votes to approve Proposal 1, Proposal 3 was not submitted to the Registrant’s shareholders for approval at the Meeting.

Item 8.01              Other Events.

On January 12, 2015, the Registrant issued a press release announcing the results of the voting at the Meeting, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Glimcher Realty Trust, dated January 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLIMCHER REALTY TRUST

Date: January 12, 2015	By:	/s/ George A. Schmidt
George A. Schmidt
Executive Vice President, General Counsel and Secretary